UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 _____________________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 1, 2014

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ZAYO GROUP, LLC
(Exact name of registrant as specified in its charter)
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Delaware	333-169979	26-201259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1805 29th Street, Suite 2050, Boulder, CO 80301
(Address of Principal Executive Offices)
(303) 381-4683
(Registrant’s Telephone Number, Including Area Code)
 _____________________________________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On July 1, 2014, Zayo Colocation, Inc. (“zColo”), a subsidiary of Zayo Group, LLC (the “Company”), entered into a Membership Interest Purchase Agreement with the sellers of Colo Facilities Atlanta, LLC (“AtlantaNAP”), an Atlanta data center and managed services provider. The agreement was consummated on the same date, at which time zColo acquired one new data center operation located at 1100 White St. SW, for a total purchase price of $52.5 million, subject to customary post-closing adjustments. The purchase price was paid with cash on hand.

The acquisition yields over 72,000 square feet of total data center space, including 42,000 square feet of conditioned colocation space. The purchase brings the Company’s data center count to 28 locations. AtlantaNAP opens a new market for zColo, and complements the Company’s Atlanta fiber network, which spans more than 600 route miles. The Atlanta colocation facility is connected to most major carrier hotels and data centers via high-count and diverse fiber rings, providing customers with increased connectivity options. The SSAE 16 type II compliant facility offers 5Mw of fully redundant 2N UPS power, serviced from diverse utility feeds. The site will offer the Company’s full suite of lit bandwidth services and access to its metro and long-haul dark fiber backbones.

The Company issued a press release on July 2, 2014 announcing the closing of the Membership Interest Purchase Agreement.

A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference in this Item 7.01.

Item 9.01.	Financial Statements and Exhibits

(a)	Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated July 2, 2014
The information contained under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the Company's performance is contained in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances after the date hereof.

Investors should take into consideration, with respect to the Company, those risks and uncertainties discussed in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2013, including those under the heading "Risk Factors."

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAYO GROUP, LLC

By:	/s/ Ken desGarennes
Name:	Ken desGarennes
Title:	Chief Financial Officer
DATED: July 7, 2014